Exhibit 10.70

                        AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") dated March 14, 2003 is entered into by and between Bactolac Pharmaceutical Inc., a Delaware corporation (the "Company"), and Pailla Reddy (the "Executive").

                                    RECITALS

A. The Company and the Executive entered into an Employment Agreement dated November 18, 2001 (the "Agreement"). B. The Parties have agreed to amend the term of the Agreement.
                                    AGREEMENT

          NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein, the Company and the Executive hereby agree as follows:

1. 1. The first sentence of Section 1(a) is hereby amended to read in its entirety as follows:
     2. Subject to the terms and conditions contained herein, the Company employs the Executive and the Executive accepts such employment from the date hereof until the earlier of (i) November 1, 2005 or (ii) the date such employment is terminated pursuant to Section 4 of this Agreement.

2. Section 3(a) is hereby amended by the addition of the following sentences after the first sentence of Section 3(a):

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          The Executive's salary shall be reviewed no less frequently than annually by the Board with the first adjustment to the salary to occur on or about November 1, 2003. Any adjustments to the Executive's salary made by the Board shall be increases to the initial monthly salary of $20,833.33, and in determining any salary increases, the Board shall consider the Executive's performance for the Company as well as other factors the Board may consider relevant.

3. Except as otherwise expressly provided herein, the Agreement, is not amended, modified or effected by this Amendment. Except as expressly set forth herein, all the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

4. This Agreement may be executed in one or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart shall be deemed an original, and all of which together shall constitute one and the same instrument.


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IN WITNESS HEREOF, the Company and the Executive have executed this Amendment as of the day and year first above written.
                                            BACTOLAC PHARMACEUTICAL INC.,
                                            a Delaware corporation


                                            By:
                                                 -------------------------------



                                            ------------------------------------
                                            Pailla Reddy, Individually





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